Restricted Cash	12 Months Ended
Dec. 31, 2012
Restricted Cash

Note 3: Restricted Cash

As part of one of our note indentures, proceeds from the sale of property, plant, and equipment are deposited in a restricted cash account. Cash can be withdrawn from this restricted account upon meeting certain requirements. The balance in this account was zero and $0.9 million at December 31, 2012 and 2011, respectively. In addition, Ryerson China has a restricted cash balance of $0.1 million and $0.3 million as of December 31, 2012 and 2011, respectively, which is primarily related to letters of credit that can be presented for product material purchases. We also have cash restricted for purposes of covering letters of credit that can be presented for potential insurance claims, which totaled $3.8 million and $4.1 million as of December 31, 2012 and 2011, respectively.